MONSANTO

Dr. Robb Fraley

Monsanto Company Executive Vice President
Chief Technology Officer

Goldman Sachs Conference
14 February 2002

Safe Harbor

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: management's ability to achieve its cost-cutting objectives; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the success of the company's research and development activities and the speed with which regulatory authorizations and product roll-outs may be achieved; the company's ability to achieve and maintain protection for its intellectual property; fluctuations in exchange rates; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits regarding intellectual property and product liability, and other lawsuits and contingencies related to actual or alleged environmental contamination; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; increased generic and branded competition for the company's Roundup herbicide following the expiration of U.S. patent protection in September 2000; the seasonal nature of the company's agriculture business and the effect of weather conditions and commodity markets on that business; the company's ability to fund its short-term financing needs; general economic and business conditions; the company's ability to attract and retain current management and other employees of the company; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. The company disclaims any intention or obligation to revise or update any forward-looking statements or any factors that may cause results to differ, whether as a result of new information, future events or otherwise.

MONSANTO

Monsanto's R&D Is Best in Class

- In 1999, we made the commitment to focus on 4 crops and to reduce our R&D spend to 10% of sales.
- Our concentration on biotechnology, genomics & breeding platforms resulted in productivity step changes.
- Our technologies are differentiated from our competitors with a 'best in class' capability to discover and commercialize seeds and traits.
- The future is incredibly rich with pipeline leads and commercial opportunities.

Steady profit growth through innovation

MONSANTO

Monsanto Is Transforming Agriculture

- **Strong and growing core business**
  - **First mover advantage in biotechnology with more than 90% of biotech trait acres**
- **Managing critical regulatory issues**
- **Broadest and deepest pipeline in industry**
- **Great upside from genomics**

Steady profit growth through innovation

MONSANTO

Global Biotech Crop Area Continues To Grow



Acres (M)
Total
140
120
100
80
60
40
20
0
Monsanto
Other
4
28
70
99
109
130
1996
1997
1998
1999
2000
2001

- 2001 biotech crop acreage increased 19% vs. 2000
- Commercial planting of biotech crops in 13 countries
- Top 4 countries: USA, Argentina, Canada and China
- Biotech share of worldwide acreage:
  - Soybean 46%
  - Cotton 20%
  - Canola 11%
  - Corn 7%
- Monsanto's trait share 90+%

MONSANTO

Biotechnology Drives Future Industry Growth

Industry Revenue Growth



$B
40
35
30
25
20
2000
2005
$2.7B
$5.1B
Biotech Seed
Conventional Seed
Crop Chemistry

Industry CAGR '00 – '05

- Biotech seed 13.8%
- Conventional seed 0.0%
- Crop chemistry 0.2%

2001: Biotech revenue grew; conventional crop chemistry declined

Monsanto's R&D Investments Uniquely Positioned To Benefit from Growth

R&D Spend



Ag Chem
15%
Biotech & Seeds
85%
Monsanto
Biotech &
Seeds
28%
Ag Chemicals
72%
Rest of Industry

Source: Phillips McDougall

MONSANTO

Monsanto's R&D Platforms Lead Industry in Productivity



30
25
20
15
10
5
0
28
10
4
3
1
Monsanto
Bayer/Aventis
Syngenta
DuPont/Pioneer
Dow
Monsanto Has 50+% of All USDA Approvals for Biotech Products

- **Biotech patents (Filed 28%)**
- **USDA field test applications (Submitted 41%)**
- **USDA product approvals (Received 52%)**
- **First to sequence a plant genome (Arabidopsis)**
- **First to sequence a crop genome (Rice)**

90+% of global trait acres

MONSANTO

Monsanto Is Transforming Agriculture

- Strong and growing core business
  - First mover advantage in biotechnology with more than 90% of biotech trait acres
- Managing critical regulatory issues
- Broadest and deepest pipeline in industry
- Great upside from genomics

Steady profit growth through innovation

MONSANTO

Consumer Attitudes Toward Biotechnology Improving

World Area Survey ('99-2001)	Positive Toward Biotech Benefits*	Biotech Acceptance Trend (3-Year)	Greatest Threats to Food Safety	Confidence in Regulatory Agencies & 3-Year Trend
U.S.	84%	Flat	Food Hygiene; Pesticides	76% & Stable
Latin America	77%	Flat	Pesticides; Bacterial Contamination	37% & Improving
Europe (France, UK, Germany)	64%	UK/France Up 7-9 points; Germany Flat	Pesticides; Disease from Animals	55% Improved in UK/France; Decline Germany
Asia	56%	Down	Pesticides; Artificial Ingredients	59% & Stable

* Biotech Benefits include: More food, more nutritious food, reduced chemicals, reduced erosion, protected wildlife

MONSANTO

Regulatory Status

	Roundup Ready Soy Brazil	Roundup Ready Corn Europe	Bt Cotton India	Corn YieldGard Rootworm U.S.	Bollgard II Cotton U.S.
Request	Approval for planting	Approval for import	Approval for planting	Approval for planting in U.S.; import in Japan	Approval for planting in U.S.; import in Japan
Current Status	Pending court decision that would unlock regulatory process	New regulations passed; restart of regulatory system pending	Final phases of regulatory process	Completed FDA consultation; EPA granted tolerance exemption; MAFF confirms feed safety	Final phases of regulatory process
Next Key Event	Court ruling	Member states restart process	Final approval	Approvals from EPA and Japan	Approval from EPA and Japan

MONSANTO

Roundup Ready Corn

How It Works: Broad spectrum weed control with excellent crop safety and application flexibility

Target Acreage:

- 170M acres worldwide
- 76M U.S. corn acres

Grower Benefits:

- Simplified crop management
- Greater crop safety
- Reduced herbicide use
- Stacked with other Monsanto traits
- Ideal for conservation tillage
- Grower perceived value: average $17.50/acre



Roundup Ready Corn Weed Control
Outperforms Competition
100
90
80
70
60
50
95%
84%
Roundup Ready System
Standard



Grower Satisfaction Greater than 95%
100
90
80
70
60
50
40
30
20
10
0
73
23
78
19
2000
2001
Very Satisfied
Somewhat Satisfied

Source: Monsanto field trials

MONSANTO

YieldGard Rootworm Corn

How it works: Bt protein protects roots from corn rootworm

Target Acreage: (~2% annual growth):

- 50M acres infested worldwide
- 33M U.S. corn acres infested

Grower Benefits:

- New, improved standard
  - Superior control vs. soil-applied insecticides
  - Consistent performance
  - Easier application & more flexibility
  - Lower labor costs
  - Safer; more environmentally beneficial
- Insecticide reduction; current control costs $12-14 per acre
- Future stack with Roundup Ready



Untreated
Control
YieldGard Rootworm



YieldGard vs. Insecticides
(Rootworm Injury Rating: Low Score Wins)
Economic Threshold
4
3
2
1
1.8
3.0
2.7
2.8
2.4
3.4
4.1
YieldGard
Lorsban
Aztec
Force
Counter
Prescribe
Control

MONSANTO

Bollgard II Cotton

How It Works: Second generation insect control provides increased efficacy against cotton bollworm, tobacco budworm, and pink bollworm

Target Acreage:

- 14 million U.S. acres
- 50 million acres globally

Grower Benefits:

- Incremental value: $8-12/A vs. BG I
- Insect resistance management
- Increased control of target pests
- Reduction in insecticide application
- Future stack with Roundup Ready


Bollgard II
Protected


Bollgard II Trials
Demonstrate Better Control
Mean # Insects
16
14
12
10
8
6
4
2
0
Beet Armyworm
Soybean Looper
Fall Armyworm
Bollgard I
Bollgard II

Source: USDA

MONSANTO

Monsanto Is Transforming Agriculture

- Strong and growing core business
  - First mover advantage in biotechnology with more than 90% of biotech trait acres
- Managing critical regulatory issues
- **Broadest and deepest pipeline in industry**
- Great upside from genomics

Steady profit growth through innovation

MONSANTO

Seed Assets Integrated and Performing

- **Integration completed ahead of schedule**
  - Sales and marketing integration with chemistry organization completed in '00
  - Production capacity rationalization and streamlining completed in '00
  - R&D (breeding) integrated with genomics and biotech efforts
  - Integrated solutions being marketed (e.g.. Residue Proven crops)
- **Global germplasm performance improvements**
  - Temperate, tropical and QTL varieties combined via genomics
  - Field trial and commercial results showing separation from industry
- **Share held or improved across all key global markets during 2001**

MONSANTO

Monsanto Had Leading Genetic Shares in 2001



Licensed
Brand
Corn
45%
45%
16%
46%
37%
27%
NA
LA
E/A
AP
Total Monsanto
Total Pioneer
Soybean
35%
16%
34%
28%
13%
NA
LA
E/A
AP
Total Monsanto
Total Pioneer

MONSANTO

Genomics Innovations In Breeding Increases Rate of Crop Improvement

2001 Results:

- **Genetic markers double rate of breeding gain (yield) at 1/3 cost**
- **Globally launched 73 new corn hybrids**
  - Increased genetic gain
  - Reduced COGS
  - Increased market share
- **Soybean market share increased 2 points with 2 bu/A yield advantage**
- **Advanced 26 new soybean varieties Processor Preferred & Residue Proven**
- **Advanced new exotic QTL leads with 5-10% yield increase in focus crops**



Marker Assisted Breeding Accelerates Hybrid Corn Performance
Yield
160
150
140
130
MAB
Traditional Breeding
0
1
2
3
4
5
Year

Breeding Technology Is Improving Product Mix



Product Portfolio Mix
(New Genetics vs. Old Genetics)
Percent
90
80
70
60
50
40
30
20
10
0
New Genetics (< 3 yrs)
Old Genetics (> 3 yrs)
56 %
69 %
75 %
80 %
1998
2000
2002
2004

- Monsanto is upgrading its hybrid corn portfolio with new genetics
- Best genetics ensures best yield and agronomic performance across entire product line
- Ratio of 80:20, new to old, optimizes inventory & COGS

MONSANTO

Breeding Technology Translates to Performance Advantage

Hybrid Corn Maturity Zones	2001 Advantage		Win Ratio (Percent time better than competitor)	Number of Field Plots (Comparison)
	Bu/A	$/A		
95 RM	14.2	$31	80%	7,004
100 RM	5.7	$17	63%	9,407
105 RM	4.0	$11	59%	8,456
110 RM	7.0	$17	65%	18,445
115 RM	2.2	$2	55%	10,833

Mean of top five hybrids, Monsanto versus best commercial standard

- Performance results were confirmed in 2001 yield trials
- New improved seeds incorporate wide genetic diversity that optimizes yield potential and reduces production risk
- Depth within each relative maturity group offers farmers choice & increased earnings

MONSANTO

Conservation Tillage: Residue Proven
New Standard in Corn & Soybeans

What It Does: Elite class of germplasm with outstanding performance in reduced tillage systems

Market Opportunity/Key Crops:
- 415M Acres Globally Near Term
- 750M Acres Globally Long Term

Grower Benefit:
- Aggressive emergence and vigor
- Outstanding disease resistance
- Highest yields
- Conversion to CT farming
  - $20+/acre cost improvement

90% Overall Satisfaction


Residue Proven Soybean Varieties
41%
49%
5%
5%
0%
20%
40%
60%
80%
100%
Very Satisfied
Somewhat Satisfied
Neutral
Dissatisfied

MONSANTO

Monsanto Is Transforming Agriculture

- Strong and growing core business
  - First mover advantage in biotechnology with more than 90% of biotech trait acres
- Managing critical regulatory issues
- Broadest and deepest pipeline in industry
- Great upside from genomics

Steady profit growth through innovation

MONSANTO

Our R&D Platforms Have a Proven Track Record


Platforms
Products
Genes & Maps
Biotech Traits
Better Breeding
New Biotech Crops & Markets
Faster Crop Improvements

Pipeline advances products on two independent paths to market

MONSANTO

Integrated R&D Platforms Enable Turnkey Product Development from "Gene to Seed" Worldwide

Genomics:
- **Gene Discovery**
- **Gene Characterization**
- **Gene Application**

Biotechnology:
- **Crop Transformation**
- **Trait Development**
- **Trait Integration**
- **Regulatory Science**

Breeding:
- **Molecular Genetics**
- **Quality Assurance**
- **Elite Germplasm**



- **6 Continents**
- **20+ Basic Science Research Centers**
- **100+ Breeding Stations** (corn, oilseeds, wheat)
- **15+ Enabling Alliances**

MONSANTO

Productivity From Genomics Has Exceeded Expectations

Pipeline rich with high quality proprietary gene leads



Discover Source "Genes"
Identify Gene "Hits"
Advance Best Gene "Leads"
100,000's
1,000's
100's
1,000X increase
100X increase
10X increase
97
04
97
04
97
04

Cumulative Number of Genes, Hits and Leads Moving in Parallel Through the Pipeline

Best Gene Leads Now Advancing to Development

Target



Yield
Quality
Stress
Pest

Screen

Biomass	Nitrogen utilization
Chilling tolerance	Plant architecture
Flowering	Sink
Fungal resistance	Source potential
Harvest index	Starch
Heat stress tolerance	Water use efficiency
Maturity	



Cold/Wet Germination



Increased Seed Size



Early & Late Flowering

MONSANTO

Gene to Seed R&D: Soybean Yield

1. Correlate Desired Trait to Physiology


Photosynthesis
r^2=0.84


Yield
r^2=0.78

2. Discover Gene & Test in a Model System


Arabidopsis transformed

Control + Gene A

3. Confirm Activity Translates into Crop

Characteristics Gene A	*Arabidopsis* *Model*	Soybean Crop
▪ Increased growth	✓	✓
▪ Flowering	✓	✓
▪ Increased Photosynthesis	✓	✓
▪ Increased Biomass	✓	✓

Gene expressed in soybean



A3244 Gene A+ A3244

Monsanto Is Transforming Agriculture

- **Strong and growing core business**
  - First mover advantage in biotechnology with more than 90% of biotech trait acres
- **Managing critical regulatory issues**
- **Broadest and deepest pipeline in industry**
- **Great upside from genomics**

Steady profit growth through innovation

MONSANTO